UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A

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AMENDMENT NO. 2

TO

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2009

EVOLUTION RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	7363	20-2356853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43 Yazoo Avenue, Clarksdale, Mississippi	38614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 662-655-1077

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

On July 16, 2009, Evolution Resources, Inc. filed a Current Report Form 8-K describing the transaction set forth in Item 2.01 of the Form 8-K which was subsequently amended on July 29, 2009 by the Amendment No. 1 on Form 8-K/A.  The audited financial statements required by Item 9 of Current Report Form 8-K are filed herewith.

(a) Financial Statements.

Consolidated audited financial statements of Liquafaction Corporation for the years ended December 31, 2007 and 2008 and consolidated unaudited financial statement of Liquafaction Corporation for the period ended June 30, 2009.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

99.1  Consolidated audited financial statements of Liquafaction Corporation for the years ended December 31, 2007 and 2008 and consolidated unaudited financial statement of Liquafaction Corporation for the period ended June 30, 2009.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 23, 2009.

Evolution Resources, Inc.

By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin
Chief Executive Officer